TCW/DW EMERGING MARKETS OPPORTUNITIES TRUST   Two World Trade Center, New York,
LETTER TO THE SHAREHOLDERS January 31, 1998   New York 10048


Dear Shareholder:

On July 22, 1997, shareholders of TCW/DW Emerging Markets Opportunities Trust approved the conversion of the Fund from a closed-end to an open-end investment company, effective January 26, 1998. Later, at a special meeting of shareholders on January 12, 1998, new co-investment advisory agreements between the Fund and TCW Funds Management, Inc. (TCW), and Morgan Stanley Asset Management Inc. (MSAM) were approved.

Also on January 26, 1998, the Fund began offering four classes of shares, A, B, C and D, each with its own sales charge and distribution fee structure. Existing shares of the Fund were designated Class A shares. At that time, a revised prospectus, which includes complete details regarding the Fund's conversion to multiple classes of shares, was mailed to shareholders.

Performance

Under difficult investing conditions, the Fund's Class A shares registered a total return of -12.43 percent for the fiscal year ended January 31, 1998, versus -25.61 percent for the International Finance Corporation (IFC) Investable Emerging Markets Total Return Index and -22.39 percent for the Lipper Analytical Services, Inc. Emerging Markets Funds Index.

The accompanying chart illustrates the performance of a $10,000 investment in the Fund's Class A shares from its inception on March 30, 1994, through the fiscal year ended January 31, 1998, versus the performance of similar hypothetical investments in the issues comprising the International Finance Corporation (IFC) Investable Emerging Markets Total Return Index and the Lipper Emerging Markets Funds Index.

As an asset class, emerging-market equities declined over the past 12 months as a result of the spillover effect of the currency crisis in Asia into other regions. The Fund's outperformance of its benchmark indexes is primarily attributable to its significantly underweighted position in Asian securities, while maintaining an overweighted position in Latin America and emerging markets in Europe.

TCW/DW EMERGING MARKETS OPPORTUNITIES TRUST
LETTER TO THE SHAREHOLDERS, continued

Sectors

Latin America

 #############################################################################

                               GRAPHIC OMITTED

 #############################################################################

The Latin American equity markets, which represented over 45 percent of the Fund's total assets on January 31, 1998, began the year on a strong note as robust corporate earnings growth and attractive valuations prompted strong capital inflows to the region. However, the region's markets suffered moderate declines in the second half of 1997 as stock prices were hurt by the global trend of capital flight to safety witnessed in the wake of the Asian currency crisis.

Mexican equities outperformed those of the entire region, gaining 15.9 percent for the 12 months ended January 31, 1998. This market was driven by the continued improvement of the country's macroeconomic environment, including strong economic growth and a recovery in consumer spending, while inflation continued its gradual decline. Stock prices fell sharply in January as continued turmoil in the Southeast Asian equity markets and fears of a spillover effect on Mexico's foreign trade prospects led to a 5 percent depreciation of the peso relative to the U.S. dollar. Furthermore, a sharp drop in crude oil prices dampened the outlook for Mexican exports as well as prospects for narrowing the federal budget deficit.

Brazilian equities performed particularly well during the first half of the fiscal year, rising 56 percent in U.S. dollar terms. TCW attributes this strength to continued progress on political and economic reform, with virtually all of the country's large, state-owned companies in the process of privatization or deregulation. Later in the year, however, the Fund took profits and reduced its exposure to Brazil as the currency crisis in Asia -- and particularly the ensuing capital flight-to-quality - put into question the sustainability of financing Brazil's current-account deficit. The Brazilian

TCW/DW EMERGING MARKETS OPPORTUNITIES TRUST
LETTER TO THE SHAREHOLDERS, continued

central bank abruptly raised interest rates in October to stave off currency speculation. Although this hike in interest rates prompted analysts to revise downward their 1998 economic growth forecasts, there is hope that interest rates can be reduced early in 1998. Brazilian stocks provided a return of
13.6 percent for the 12-month period ended January 31, 1998.

Argentine stock prices rose 28.3 percent during the Fund's fiscal year as the country's economy continued to show signs of strong growth. Preliminary figures indicate that economic growth in 1997 rose to 8.4 percent, and the fiscal deficit has improved to about 1.4 percent of gross domestic product
(GDP).

Chilean equities underperformed those of the entire region, rising only 9.1 percent in U.S. dollar terms over the past 12 months. A decline in copper prices resulted in both a significant deterioration of the country's trade deficit in late 1997 and poor prospects for the trade deficit in 1998. This in turn weakened the peso vis-|f2-vis the U.S. dollar in the latter part of 1997. The Chilean central bank raised interest rates in January in an attempt to moderate domestic demand and to lower inflation. Nevertheless, real GDP growth of approximately 5 percent is expected in 1998.

Asia Pacific

Most of the Asian equity markets fell sharply during the fiscal year as the region's currencies weakened in the wake of the devaluation of the Thai baht on July 2. As the currency weakness spread to the Philippines, Indonesia and Malaysia, investors became concerned about the region's policy responses to the transition from fixed or managed exchange rates to floating rates. The currency turmoil in Southeast Asia quickly spread northeast. At this time investors were particularly discouraged when the central bank in Taiwan yielded to market pressure in choosing to no longer support the new Taiwan dollar. This move exacerbated concern about the Hong Kong government's ability to maintain its own currency peg. As a result, the Hong Kong stock market witnessed one of its worst corrections ever. Although the markets in Greater China were able to restabilize themselves somewhat toward the end of the year, other markets in the region were subjected to further selling pressure as Moody's downgraded its credit ratings of South Korea, Indonesia and Thailand to below investment grade.

The Hong Kong equity market fell 30.4 percent during the 12 months ended January 31, 1998, despite experiencing record highs after the successful handover of sovereignty on July 1. Sharp declines were witnessed in October following Taiwan's decision to abandon its managed exchange-rate system. Although the Hong Kong Monetary Authority was able to stabilize the local market and reduce interest rates, the deepening financial crisis throughout the region led to an increase in Hong Kong's risk premium. Investors were also concerned about export growth in China as a deterioration in exports increased speculation that China could devalue its currency in 1998.

TCW/DW EMERGING MARKETS OPPORTUNITIES TRUST
LETTER TO THE SHAREHOLDERS, continued

Equities in Taiwan fell 9.6 percent over the course of the Fund's fiscal year. Since the onset of the currency crisis, that country's government has spent approximately $7 billion of its $90 billion in foreign exchange reserves in an effort to counter currency speculation before ultimately allowing the currency to float with market forces. At the end of the Fund's fiscal year, Taiwan's currency was 18.6 percent weaker than the previous year.

Indian equities fell 11.6 percent over the past 12 months, primarily on intense political friction throughout the year. Investors were initially encouraged by a pro-business budget for fiscal 1998, which included reductions in corporate and personal income taxes. However, political tension peaked in the fourth quarter of 1997 when Parliament was suspended as members of the DMK party in the United Front Coalition were implicated in the 1991 assassination of Rajiv Gandhi. The Fund remains overweighted in India relative to the IFC Investable Emerging Markets Total Return Index on expectations that the new government will maintain the country's economic reform and deregulation programs, albeit at a slower pace.

During the fiscal year the Fund shifted to an underweighted position relative to the IFC Investable Emerging Markets Total Return Index in the Philippines, which fell 63.9 percent over the past 12 months. The peso weakened 36.6 percent on disappointing corporate earnings and tight domestic liquidity.

Over the course of the fiscal year the Fund exited the Korean, Thai, Malaysian and Indonesian equity markets. Korean stocks declined 53.1 percent during the fiscal year as investors focused on the country's high external debt figures, widespread bankruptcies and concern over nonperforming loans in the banking sector. The Fund then reentered the Korean stock market in January on signs that the government appeared willing to implement the structural changes recommended by the IMF. A position in Thai equities was also reestablished as interest rates continued to climb and money supply remained tight in an effort to pay off the country's maturing debt. After falling 75.5 percent in 1997, Thai stock prices rallied in January as the government abandoned its two-tiered foreign exchange system, indicating a shift away from capital controls and a return to liberalized markets.

The Fund has maintained a zero allocation to Indonesian equities, which fell
86.6 percent during the past 12 months on concerns about the high level of private external debt and heightened political tensions. Malaysian equities fell 73.3 percent during the same period as investors remained apprehensive about the asset quality of banks and securities companies. High interest rates have already begun to take their toll on economic growth there and corporate earnings have been much worse than expected.

TCW/DW EMERGING MARKETS OPPORTUNITIES TRUST
LETTER TO THE SHAREHOLDERS, continued

Europe and Other Emerging Markets

Global developments and liquidity issues set the tone for the emerging European equity markets during 1997. In general, the medium-term fundamentals of the EMEA (Europe, Middle East, Africa) region remain solid. In the short-term, however, the region's equity markets are likely to remain vulnerable to global developments.

Turkish equities fell 8.3 percent as political friction led to steep declines early in 1997. The market staged a modest recovery later in the year in anticipation of the new government's willingness to actively address such economic problems as lowering inflation, accelerating privatization and expanding structural reform. Polish equities fell 23.4 percent as negative external factors overshadowed positive fiscal developments and inflation continued to decline. Hungarian equities increased 11.1 percent over the Fund's fiscal year on solid corporate earnings momentum and steady macroeconomic progress, particularly lower inflation and strong export-led growth. The Russian equity market began the year on a strong note, driven by positive fundamental developments and a renewed surge of capital inflows. However, stock prices were hit hard by the turmoil in the global markets, given Russia's high dependence on international liquidity. Over the course of the fiscal year, Russian equities gained 6.9 percent in U.S. dollar terms.

The South African equity market fell 9.3 percent during the fiscal year ended January 31, 1998 as investors were discouraged by the central bank's reluctance to lower interest rates. Despite the long-awaited rate cut from 17 percent to 16 percent on October 17, money supply remains excessive and TCW does not anticipate any further cuts in interest rates in the near term. Sentiment was also negatively affected by the turmoil in Asia, as the currency devaluations there will put downward pressure on South African commodity export prices. Overall, the economy there remains very weak, which does not bode well for corporate earnings.

The Portfolio

As of January 31, 1998, approximately 45.6 percent of the Fund's net assets were invested in Latin America, 20.3 percent in Asia, 13.0 percent in Europe and 4.4 percent in Africa and the Middle East. The greatest individual country exposure was to Mexico (15.2 percent of net assets), Brazil (14.3 percent), India (7.0 percent), Argentina (5.7 percent), Taiwan (5.0 percent), Turkey (4.2 percent), Venezuela (4.0 percent), and Chile (3.3 percent). Smaller positions were held in Russia (3.3 percent), South Africa (3.2 percent), South Korea (3.1 percent), Poland (2.9 percent), Hungary (2.4 percent), Thailand (1.8 percent), Colombia (1.7 percent), Peru (1.5 percent), the Philippines (1.5 percent), Egypt (1.2 percent), Hong Kong (0.8 percent) and China (0.6 percent). At the end of January, the Fund held a cash position of 18.7 percent of net assets.

TCW/DW EMERGING MARKETS OPPORTUNITIES TRUST
LETTER TO THE SHAREHOLDERS, continued

Going Forward

Despite significant weakness in the emerging equity markets during the latter half of the Fund's fiscal year, TCW remains optimistic about the medium-term prospects for stronger economic growth and earnings momentum. Although the potential for further turmoil in the Asian equity markets and a disinflationary slowdown in the industrialized economies exists, economic growth in Latin America is being driven by demographics, productivity gains and private-sector inflows of cash. TCW believes that the fundamentals in emerging Europe also remain relatively solid, since interest rates and inflation are expected to continue their downward trends. Most governments in Asia are now beginning to acknowledge the need for economic reform and seem prepared to address such difficult issues as the much-needed reform of the region's banking and financial institutions.

MSAM has positioned its portion of the Fund's portfolio for a potential rebound in Asian markets. In the coming weeks MSAM anticipates adding to positions in markets where good quality names have been oversold in the aftermath of the currency crisis. In Latin America MSAM is optimistic regarding Brazil and is overweighted in that market, but has been a net seller in Mexico as the continuation of a consumer-led recovery has been largely discounted in the market and fundamental trade balance deterioration has occurred with the recent drop in oil prices. Finally, according to MSAM, forward progress on reform and market restructuring in emerging Europe and India seem to have stalled. In recent weeks MSAM has viewed these markets as a source of cash to fund purchases in Asia. Longer term, MSAM remains positive regarding Russia, Turkey and the Indian sub-continent.

We appreciate your support of TCW/DW Emerging Markets Opportunities Trust and look forward to continuing to serve your investment needs and objectives.

Very truly yours,





/s/ Charles A. Fiumefreddo

CHARLES A. FIUMEFREDDO
Chairman of the Board

TCW/DW EMERGING MARKETS OPPORTUNITIES TRUST
RESULTS OF SPECIAL MEETING

                                    * * *

On January 12, 1998, a special meeting of the Fund's shareholders was held for the purpose of voting on four separate matters, the results of which were as follows:

(1) APPROVAL OF A NEW CO-INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUND AND TCW FUNDS MANAGEMENT, INC.:

  For ..............................  13,258,848
  Against  .........................   1,809,517
  Abstain  .........................     405,691

(2) APPROVAL OF A NEW CO-INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUND AND MORGAN STANLEY ASSET MANAGEMENT INC.:

  For ............................... 13,255,921
  Against  ..........................  1,808,397
  Abstain  ..........................    409,738

(3) APPROVAL OF A NEW SUB-ADVISORY AGREEMENT BETWEEN TCW FUNDS MANAGEMENT, INC. AND TCW LONDON INTERNATIONAL, LIMITED:

  For ............................... 13,193,107
  Against  ..........................  1,841,439
  Abstain  ..........................    439,510

(4) APPROVAL OF A NEW SUB-ADVISORY AGREEMENT BETWEEN TCW FUNDS MANAGEMENT, INC. AND TCW ASIA LIMITED:

  For ............................... 13,134,094
  Against  ..........................  1,880,807
  Abstain  ..........................    459,155

TCW/DW EMERGING MARKETS OPPORTUNITIES TRUST
PORTFOLIO OF INVESTMENTS January 31, 1998

SHARES/PRINCIPAL
     AMOUNT                                                                        VALUE
------------------------------------------------------------------------------ --------------
              COMMON AND PREFERRED STOCKS
              AND CONVERTIBLE BONDS (83.3%)
              ARGENTINA (5.7%)
              Banking
     25,402   Banco de Galicia y Buenos Aires S.A. de C.V. (ADR)  ............. $    557,256
                                                                               --------------
              Brewery
     48,040   Quilmes Industrial S.A. (ADR)  ..................................      603,502
                                                                               --------------
              Investment Companies
    191,488   CEI Citicorp Holdings S.A.  .....................................      747,080
                                                                               --------------
              Multi-Industry
    133,147   Perez Companc S.A. (Class B)  ...................................      875,100
                                                                               --------------
              Oil & Gas
    101,090   Yacimentos Petroliferos Fiscales S.A. (ADR)  ....................    3,076,927
                                                                               --------------
              Steel
    212,901   Siderca S.A. (Class A)  .........................................      485,594
                                                                               --------------
              Telecommunications
     25,820   Telecom Argentina Stet -France Telecom S.A. (ADR)  ..............      810,102
     72,030   Telefonica de Argentina S.A. (ADR)  .............................    2,494,039
                                                                               --------------
                                                                                   3,304,141
                                                                               --------------
              TOTAL ARGENTINA  ................................................    9,649,600
                                                                               --------------
              BRAZIL (14.3%)
              Banking
    110,000   Banco Itau S.A. (Pref.)  ........................................       60,045
     13,260   Uniao de Bancos Brasileiros S.A. (GDR)  .........................      397,800
                                                                               --------------
                                                                                     457,845
                                                                               --------------
              Brewery
     13,360   Companhia Cervejaria Brahma (ADR)  ..............................      186,205
  1,718,202   Companhia Cervejaria Brahma (Pref.) +  ..........................    1,178,108
                                                                               --------------
                                                                                   1,364,313
                                                                               --------------
              Electric
     40,630   Companhia Paranaense de Energia -Copel (ADR) +  .................      487,560
  1,458,000   Empresa Nacional de Comercio Redito e Participacoes S.A.  .......        4,739
                                                                               --------------
                                                                                     492,299
                                                                               --------------
              Financial Services
  1,145,000   Itausa Investimentos Itau S.A. (Pref.) +  ....................... $    713,713
                                                                               --------------
              Metals & Mining
    128,340   Companhia Vale do Rio Doce S.A. (Debentures)  ...................       --
     71,140   Companhia Vale do Rio Doce S.A. (Pref.) +  ......................    1,374,655
                                                                               --------------
                                                                                   1,374,655
                                                                               --------------
              Oil & Gas
  9,562,000   Petroleo Brasileiro S.A. (Pref.) +  .............................    2,043,526
                                                                               --------------
              Telecommunications
    235,106   CIA Riograndense Telecomunicacoes S.A. +  .......................      243,899
     58,050   Telecomunicacoes Brasileiras S.A. (ADR) +  ......................    6,443,550
 23,973,593   Telecomunicacoes Brasileiras S.A. (Pref.) +  ....................    2,625,781
              Telecomunicacoes Brasileiras
 17,015,000   S.A. +  .........................................................    1,560,592
  3,064,994   Telecomunicacoes de Sao Paulo S.A. (Pref.) +  ...................      887,047
                                                                               --------------
                                                                                  11,760,869
                                                                               --------------

              Utilities
  2,151,000   Companhia de Saneamento Basico do Estado de Sao Paulo +  ........      415,643
                                                                               --------------
              Utilities -Electric
  6,342,830   Centrais Electricas Brasileiras S.A. +  .........................      273,933
 17,138,770   Centrais Electricas Brasileiras S.A. (Pref.) +  .................      770,711
     88,800   Companhia Energetica de Minas Gerais S.A. (Pref.)(ADR) +  .......    3,474,300
      2,791   Companhia Energetica de Minas Gerais S.A. (ADR) -144A**  ........      109,198
  9,977,342   Companhia Energetica de Minas Gerais S.A. (Pref.)  ..............      394,474
  2,698,800   Light Participacoes S.A. +  .....................................      504,673
                                                                               --------------
                                                                                   5,527,289
                                                                               --------------
              TOTAL BRAZIL  ...................................................   24,150,152
                                                                               --------------
              CHILE (3.3%)
              Food, Beverage, Tobacco, &
              Household Products
     81,820   Embotelladora Andina S.A. (Series A)(ADR)  ......................    1,636,400

                      SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW EMERGING MARKETS OPPORTUNITIES TRUST
PORTFOLIO OF INVESTMENTS January 31, 1998, continued

SHARES/PRINCIPAL
     AMOUNT                                                                        VALUE
------------------------------------------------------------------------------ --------------
     18,300   Embotelladora Andina S.A. (Series B)(ADR)  ...................... $   322,537
     19,300   Vina Concha Y Toro (ADR)  .......................................     559,700
                                                                               --------------
                                                                                  2,518,637
                                                                               --------------
              Investment Companies
     18,615   Genesis Chile Fund Ltd.  ........................................     607,314
                                                                               --------------
              Telecommunications
     31,304   Compania de Telecommunicaciones de Chile S.A. (ADR)  ............     753,253
                                                                               --------------
              Utilities -Electric
     19,500   Chilectra S.A. (ADR) -144A**  ...................................     470,438
     48,410   Enersis S.A. (ADR)  .............................................   1,279,839
                                                                               --------------
                                                                                  1,750,277
                                                                               --------------
              TOTAL CHILE  ....................................................   5,629,481
                                                                               --------------
              CHINA (0.6%)
              Air Transport
  1,963,000   China Southern Airlines Co., Ltd. (Class H)  ....................     324,924
                                                                               --------------
              Machinery
  1,040,000   First Tractor Co., Ltd. (Class H)  ..............................     379,930
                                                                               --------------
              Oil Refineries
  1,391,000   Zhenhai Refining & Chemical Co. (Class H)  ......................     373,248
                                                                               --------------
              TOTAL CHINA  ....................................................   1,078,102
                                                                               --------------
              COLOMBIA (1.7%)
              Banking
     80,250   Banco de Bogota  ................................................     370,472
     31,365   Banco Industrial Colombiano S.A. (ADR)  .........................     374,420
                                                                               --------------
                                                                                    744,892
                                                                               --------------
              Financial Services
     38,912   Compania Suramericana de Seguros S.A.  ..........................     623,032
                                                                               --------------
              Food & Beverages
     97,701   Bavaria S.A.  ...................................................     662,108
    195,701   Valores Bavaria S.A.  ...........................................     801,721
                                                                               --------------
                                                                                  1,463,829
                                                                               --------------
              Retail
     45,000   Almacenes Exito S.A.  ...........................................     123,995
                                                                               --------------
              TOTAL COLOMBIA  .................................................   2,955,748
                                                                               --------------
              EGYPT (1.2%)
              Banking
     65,200   Commercial International Bank (GDR)* -144A**  ...................  $1,164,635
     18,000   MISR International Bank S.A.E. (GDR)* -144A**  ..................     227,250
                                                                               --------------
                                                                                  1,391,885
                                                                               --------------
              Manufacturing
     34,600   Suez Cement Co. (GDR) -144A** ...................................     628,422
                                                                               --------------
              TOTAL EGYPT  ....................................................   2,020,307
                                                                               --------------
              HONG KONG (0.8%)
              Electric
  1,595,000   Beijing Datang Power Generation Co., Ltd.  ......................     758,002
                                                                               --------------
              Telecommunications
    468,000   China Telecom Ltd.  .............................................     662,692
                                                                               --------------
              TOTAL HONG KONG  ................................................   1,420,694
                                                                               --------------

              HUNGARY (2.4%)
              Hotels
     15,316   Pannonia Hotels  ................................................     217,118
                                                                               --------------
              Oil -Exploration & Production
     79,050   MOL Magyar Olaj-es Gazipari RT (GDR) -144A**  ...................   1,916,962
                                                                               --------------
              Pharmaceuticals
      3,397   EGIS RT  ........................................................     195,887
      7,789   Gedeon Richter RT (GDR)* -144A**  ...............................     753,586
                                                                               --------------
                                                                                    949,473
                                                                               --------------
              Telecommunications
    147,500   Magyar Tavkozlesi RT  ...........................................     696,035
     12,850   Magyar Tavkozlesi RT (ADR)  .....................................     301,975
                                                                               --------------
                                                                                    998,010
                                                                               --------------
              TOTAL HUNGARY  ..................................................   4,081,563
                                                                               --------------
              INDIA (7.0%)
              Banking
    115,800   State Bank of India (GDR)  ......................................   1,765,950
                                                                               --------------
              Diversified Manufacturing
    240,000   Reliance Industries Ltd. (GDR) -144A**  .........................   1,740,000
                                                                               --------------
              Financial Services
     64,950   Hindalco Industries Ltd. (GDR)  .................................     998,606
                                                                               --------------
                      SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW EMERGING MARKETS OPPORTUNITIES TRUST
PORTFOLIO OF INVESTMENTS January 31, 1998, continued

SHARES/PRINCIPAL
     AMOUNT                                                                         VALUE
------------------------------------------------------------------------------ --------------
              Industrials
     65,000   Mahindra & Mahindra Ltd. (GDR) .................................. $    479,375
                                                                               --------------
              Pharmaceuticals
     64,000   Ranbaxy Laboratories Ltd. (GDR) .................................    1,492,000
                                                                               --------------
              Telecommunications
    117,200   Mahanagar Telephone Nigam (GDR)  ................................    1,765,355
    109,500   Videsh Sanchar Nigam Ltd. (GDR)  ................................    1,259,250
                                                                               --------------
                                                                                   3,024,605
                                                                               --------------
              Utilities -Electric
    139,600   BSES Ltd. (GDR)  ................................................    2,347,374
                                                                               --------------
              TOTAL INDIA  ....................................................   11,847,910
                                                                               --------------
              KAZAKHSTAN (0.2%)
              Banking
     21,200   Kazkommertsbank Co. (GDR) -144A**  ..............................      312,855
                                                                               --------------
              MEXICO (15.2%)
              Building Materials
    107,500   Apasco S.A. de C.V.  ............................................      698,877
    678,600   Cemex S.A. de C.V. (B Shares)  ..................................    2,923,755
                                                                               --------------
                                                                                   3,622,632
                                                                               --------------
              Conglomerates
    159,280   DESC S.A. de C.V. (Series B)  ...................................    1,157,887
              Grupo Carso S.A. de C.V.
    117,700   (Series A1)  ....................................................      690,061
                                                                               --------------
                                                                                   1,847,948
                                                                               --------------
              Consumer Products
    775,250   Kimberly-Clark de Mexico S.A. de C.V. (A Shares)  ...............    3,440,974
                                                                               --------------
              Financial Services
    153,618   Grupo Financiero Inbursa S.A. de C.V. (B Shares)  ...............      488,454
                                                                               --------------
              Food, Beverage, Tobacco, &
              Household Products
    254,300   Fomento Economico Mexicano S.A. de C.V. (B Shares)  .............    1,650,245
     66,800   Grupo Industrial Bimbo S.A. de C.V. (Series A)  .................      655,366
              Grupo Modelo S.A. de C.V.
     89,100   (Series C)  .....................................................      726,702
     13,940   Panamerican Beverages, Inc. (Class A)  .......................... $    453,050
                                                                               --------------
                                                                                   3,485,363
                                                                               --------------
              Media Group
     80,890   Grupo Televisa S.A. de C.V. (GDR) ...............................    2,603,647
     28,700   TV Azteca S.A. de C.V. (ADR)  ...................................      574,000
                                                                               --------------
                                                                                   3,177,647
                                                                               --------------
              Retail
  1,758,600   Cifra S.A. de C.V. (Series C)  ..................................    2,972,574
    287,033   Cifra S.A. de C.V. (Series V)  ..................................      521,817
    119,300   Organizacion Soriana S.A. de C.V. (Series B)  ...................      425,870
                                                                               --------------
                                                                                   3,920,261
                                                                               --------------
              Steel & Iron
     30,550   Tubos de Acero de Mexico S.A. de C.V. (ADR)  ....................      507,894
                                                                               --------------
              Telecommunications
    107,795   Telefonos de Mexico S.A. de C.V. (Series L)(ADR)  ...............    5,308,904
                                                                               --------------
              TOTAL MEXICO  ...................................................   25,800,077
                                                                               --------------

              PAKISTAN (0.0%)
              Banking
         11   Muslim Commercial Bank Ltd.  ....................................            8
                                                                               --------------
              PERU (1.5%)
              Brewers
              Union de Cervecerias Peruanas Backus & Johnston S.A.
    578,381   (T Shares)  .....................................................      495,874
                                                                               --------------
              Building Materials
    317,838   Cementos Lima, S.A.  ............................................      627,432
                                                                               --------------
              Financial Services
     31,256   Credicorp Ltd.  .................................................      543,073
                                                                               --------------
              Telecommunications
     33,350   CPT Telefonica del Peru S.A. (ADR)  .............................      654,494
              CPT Telefonica del Peru S.A.
     70,006   (B Shares)  .....................................................      137,440
                                                                               --------------
                                                                                     791,934
                                                                               --------------
              TOTAL PERU  .....................................................    2,458,313
                                                                               --------------

                      SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW EMERGING MARKETS OPPORTUNITIES TRUST
PORTFOLIO OF INVESTMENTS January 31, 1998, continued

SHARES/PRINCIPAL
     AMOUNT                                                                         VALUE
------------------------------------------------------------------------------ --------------
              PHILIPPINES (1.5%)
              Building & Construction
   $  2,150K  Bacnotan Consolidated Industries 5.50% due 06/21/04 (Conv.)  .... $   752,500
                                                                               --------------
              Telecommunications
     57,450   Philippine Long Distance Telephone Co.  .........................   1,409,278
                                                                               --------------
              Utilities -Electric
    103,038   Manila Electric Co. (B Shares)  .................................     326,529
                                                                               --------------
              TOTAL PHILIPPINES  ..............................................   2,488,307
                                                                               --------------
              POLAND (2.9%)
              Banking
     92,000   Bank Rozwoju Eksportu S.A.  .....................................   1,985,892
                                                                               --------------
              Brewery
     11,250   Zaklady Piwowarskie w Zywcu S.A.  ...............................   1,098,335
                                                                               --------------
              Investment Companies
     10,000   Powszechne Swiadectwo Udzialowe  ................................     330,135
                                                                               --------------
              Publishing
      5,692   International Trading & Investment Co.  .........................   1,423,000
                                                                               --------------
              TOTAL POLAND  ...................................................   4,837,362
                                                                               --------------
              RUSSIA (3.3%)
              Banking
     18,000   Bank Vozrozhdeniye -(ADR)  ......................................     108,000
                                                                               --------------
              Electric -Major
     32,000   Unified Energy Systems (BRIDGE) Certificate (ADR)  ..............     692,000
     16,076   Unified Energy Systems (BRIDGE) Certificate (ADR) -144A**  ......     773,529
                                                                               --------------
                                                                                  1,465,529
                                                                               --------------
              Gas
     67,000   Gazprom (ADR) -144A**  ..........................................   1,239,500
                                                                               --------------
              Oil & Gas
     20,546   Lukoil Holding Co. (ADR) -144A**  ...............................   1,376,582
    193,500   Surgutneftegaz (ADR)  ...........................................   1,112,625
                                                                               --------------
                                                                                  2,489,207
                                                                               --------------
              Utilities -Electric
      3,500   AO Tatneft (ADR)  ............................................... $   329,000
                                                                               --------------
              TOTAL RUSSIA  ...................................................   5,631,236
                                                                               --------------
              SOUTH AFRICA (3.2%)
              Banking
     30,880   Nedcor Ltd.  ....................................................     768,947
                                                                               --------------
              Conglomerates
     38,543   Johnnies Industrial Corp., Ltd.  ................................     437,678
              New Africa Investments Ltd.
    753,100   (N Shares)  .....................................................     768,142
                                                                               --------------
                                                                                  1,205,820
                                                                               --------------
              Life Insurance
     20,270   Liberty Life Association of Africa Ltd.  ........................     535,985
                                                                               --------------
              Metals & Mining
      1,100   Vaal Reefs Exploration & Mining Co., Ltd.  ......................      51,526
                                                                               --------------
              Multi-Industry
    106,172   Barlow Ltd.  ....................................................     968,821
    130,681   Rembrandt Group Ltd.  ...........................................     993,722
                                                                               --------------
                                                                                  1,962,543
                                                                               --------------
              Oil & Gas
     91,074   Sasol Ltd.  .....................................................     831,051
                                                                               --------------
              TOTAL SOUTH AFRICA  .............................................   5,355,872
                                                                               --------------

              SOUTH KOREA (3.1%)
              Electronic & Electrical Equipment
     31,000   Samsung Electronics (GDR) -144A**  ..............................     980,375
     30,000   Samsung Electronics Co.  ........................................   1,715,131
                                                                               --------------
                                                                                  2,695,506
                                                                               --------------
              Insurance
      5,660   Samsung Fire & Marine Insurance  ................................   1,560,224
                                                                               --------------
              Steel & Iron
     46,000   Pohang Iron & Steel Co., Ltd. (ADR)  ............................   1,089,625
                                                                               --------------
              TOTAL SOUTH KOREA  ..............................................   5,345,355
                                                                               --------------
              TAIWAN (5.0%)
              Computers -Peripheral Equipment
     79,500   Asustek Computer Inc. (GDR)  ....................................   1,545,281
                                                                               --------------

                      SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW EMERGING MARKETS OPPORTUNITIES TRUST
PORTFOLIO OF INVESTMENTS January 31, 1998, continued

SHARES/PRINCIPAL
     AMOUNT                                                                         VALUE
------------------------------------------------------------------------------ --------------
              Electronics -Semiconductors/Components
     31,000   Siliconware Precision Industries Co. (GDR)  ..................... $   449,113
     73,000   Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)  .............   1,733,750
                                                                               --------------
                                                                                  2,182,863
                                                                               --------------
              Investment Companies
    491,200   ROC Taiwan Fund  ................................................   4,727,800
                                                                               --------------
              TOTAL TAIWAN  ...................................................   8,455,944
                                                                               --------------
              THAILAND (1.8%)
              Banking
    549,600   Thai Farmers Bank Public Co., Ltd. (Alien Market)  ..............   1,741,617
                                                                               --------------
              Electric
    487,200   Electricity Generating Public Co., Ltd.  ........................   1,349,738
                                                                               --------------
              TOTAL THAILAND  .................................................   3,091,355
                                                                               --------------
              TURKEY (4.2%)
              Banking
  9,585,000   Akbank T.A.S.  ..................................................     778,288
 13,956,000   Turkiye Garanti Bankasi A.S.  ...................................     638,426
                                                                               --------------
                                                                                  1,416,714
                                                                               --------------
              Beverages
  5,810,000   Efes Sinai Yatirim Holding A.S.  ................................     897,015
                                                                               --------------
              Building Materials
 11,545,500   Cimsa Cimento Sanayi Ve Ticaret A.S.  ...........................     580,972
                                                                               --------------
              Cement
  1,688,000   Baticim Bati Anadolu Cimento Sanayii A.S.  ......................     185,325
                                                                               --------------
              Electronics
  4,623,600   Netas Northern Elektrik Telekomunikasyon A.S.  ..................   1,607,473
                                                                               --------------
              Housewares
 22,663,461   Trakya Cam Sanayii A.S.  ........................................   1,321,863
                                                                               --------------
              Property -Casualty Insurance
 17,450,000   Aksigorta A.S.  .................................................   1,037,740
                                                                               --------------
              TOTAL TURKEY  ...................................................   7,047,102
                                                                               --------------
              UZBEKISTAN (0.4%)
              Investment Companies
     80,000   Central Asian Investment Company Ltd.  .......................... $   600,000
                                                                               --------------
              VENEZUELA (4.0%)
              Telecommunications
    147,100   Compania Anonima Nacional Telefonos de Venezuela (ADR)  .........   5,405,925
                                                                               --------------
              Utilities -Electric
  1,475,576   C.A. la Electridad de Caracas S.A.C.A.  .........................   1,416,738
                                                                               --------------
              TOTAL VENEZUELA  ................................................   6,822,663
                                                                               --------------

TOTAL COMMON AND PREFERRED STOCKS
AND CONVERTIBLE BONDS
(Identified Cost $141,745,664)(a) ........    83.3%         141,080,006
CASH AND OTHER ASSETS IN EXCESS OF
LIABILITIES ..............................    16.7           28,228,415
                                             -----         ------------
NET ASSETS ...............................   100.0%        $169,308,421
                                             =====         ============

------------
ADR     American Depository Receipt.
GDR     Global Depository Receipt.
K       In thousands.
*       Non-income producing security.
**      Resale is restricted to qualified institutional investors.
+ Some or all of these securities are segregated in connection with open forward foreign currency contracts.
(a) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $15,986,078 and the aggregate gross unrealized depreciation is $16,651,736, resulting in net unrealized depreciation of $665,658.

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT JANUARY 31, 1998:

                                                       UNREALIZED
      CONTRACTS              IN         DELIVERY      APPRECIATION
     TO RECEIVE         EXCHANGE FOR      DATE       (DEPRECIATION)
   --------------      --------------  ----------    --------------
$           429,641    MXN  3,647,654   02/02/98        $  (1,523)
TRL 196,087,500,000    $      895,786   02/06/98            1,229
$         6,345,000    BRL  7,614,000   04/29/98         (208,624)
BRL       4,712,000    $    4,000,000   04/29/98           55,776
$         6,345,000    BRL  7,614,000   04/30/98         (206,368)
                                                        ---------
    Net unrealized depreciation ................        $(359,510)
                                                        =========

                      SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW EMERGING MARKETS OPPORTUNITIES TRUST
SUMMARY OF INVESTMENTS January 31, 1998

                                           PERCENT OF
INDUSTRY                         VALUE     NET ASSETS
------------------------------------------------------
Air Transport .............  $    324,924     0.2%
Banking ...................    11,251,861     6.7
Beverages .................       897,015     0.5
Brewers ...................       495,874     0.3
Brewery ...................     3,066,150     1.8
Building & Construction  ..       752,500     0.4
Building Materials ........     4,831,036     2.9
Cement ....................       185,325     0.1
Computer -Peripheral
 Equipment ................     1,545,281     0.9
Conglomerates .............     3,053,768     1.8
Consumer Products .........     3,440,974     2.0
Diversified Manufacturing       1,740,000     1.0
Electric ..................     2,600,039     1.5
Electric -Major ...........     1,465,529     0.9
Electronic & Electrical
 Equipment ................     2,695,506     1.6
Electronics ...............     1,607,473     1.0
Electronics
 -Semiconductors/Components     2,182,863     1.3
Financial Services ........     3,366,878     2.0
Food, Beverage, Tobacco &
 Household Products .......     6,004,000     3.5
Food & Beverages ..........     1,463,829     0.9
Gas .......................     1,239,500     0.7
Hotels ....................       217,118     0.1
Housewares ................     1,321,863     0.8
Industrials ...............       479,375     0.3
Insurance .................     1,560,224     0.9
Investment Companies  .....     7,012,329     4.1
Life Insurance ............       535,985     0.3
Machinery .................       379,930     0.2
Manufacturing .............       628,422     0.4
Media Group ...............     3,177,647     1.9
Metals & Mining ...........     1,426,181     0.8
Multi-Industry ............     2,837,643     1.7
Oil & Gas .................     8,440,711     5.0
Oil -Exploration &
 Production ...............     1,916,962     1.1
Oil Refineries ............       373,248     0.2
Pharmaceuticals ...........     2,441,473     1.5
Property -Casualty
 Insurance ................     1,037,740     0.6
Publishing ................     1,423,000     0.9
Retail ....................     4,044,256     2.4
Steel .....................       485,594     0.3
Steel & Iron ..............     1,597,519     1.0
Telecommunications ........    33,419,611    19.7
Utilities .................       415,643     0.2
Utilities -Electric .......    11,697,207     6.9
                             ------------   -----
                             $141,080,006    83.3%
                             ============   =====

                                      PERCENT OF
TYPE OF INVESTMENT       VALUE        NET ASSETS
------------------  --------------   ------------
Common Stocks .....  $126,805,146       74.9%
Convertible Bonds         752,500        0.4
Preferred Stocks  .    13,522,360        8.0
                     ------------       ----
                     $141,080,006       83.3%
                     ============       ====

                      SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW EMERGING MARKETS OPPORTUNITIES TRUST
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
January 31, 1998

ASSETS:
Investments in securities, at value (identified cost $141,745,664)     $141,080,006
Unrealized appreciation on open forward foreign currency contracts           57,005
Cash (including $541,290 in foreign currency) .....................      31,670,590
Receivable for:
  Investments sold ................................................       9,788,598
  Interest ........................................................         287,737
  Dividends .......................................................          49,081
  Shares of beneficial interest sold ..............................          13,684
Deferred organizational expenses ..................................          11,416
Prepaid expenses and other assets .................................         160,261
                                                                     --------------
  TOTAL ASSETS ....................................................     183,118,378
                                                                     --------------
LIABILITIES:
Unrealized depreciation on open forward foreign currency contracts          416,515
Payable for:
  Shares of beneficial interest repurchased .......................       7,018,357
  Investments purchased ...........................................       5,786,855
  Management fee ..................................................         193,002
  Investment advisory fee .........................................         128,668
  Plan of distribution fee ........................................           8,699
Accrued expenses and other payables ...............................         257,861
                                                                     --------------
  TOTAL LIABILITIES ...............................................      13,809,957
                                                                     --------------
  NET ASSETS ......................................................    $169,308,421
                                                                     ==============
COMPOSITION OF NET ASSETS:
Paid-in-capital ...................................................    $207,723,634
Net unrealized depreciation .......................................      (1,032,090)
Accumulated undistributed net investment income ...................         477,392
Accumulated net realized loss .....................................     (37,860,515)
                                                                     --------------
  NET ASSETS ......................................................    $169,308,421
                                                                     ==============
CLASS A SHARES:
Net Assets ........................................................    $169,251,625
Shares Outstanding (unlimited authorized, $.01 par value)  ........      13,312,530
  NET ASSET VALUE PER SHARE .......................................          $12.71
                                                                     ==============
  MAXIMUM OFFERING PRICE PER SHARE,
   (net asset value plus 5.54% of net asset value) ................          $13.41
                                                                     ==============
CLASS B SHARES:
Net Assets ........................................................         $35,168
Shares Outstanding (unlimited authorized, $.01 par value)  ........           2,766
  NET ASSET VALUE PER SHARE .......................................          $12.71
                                                                     ==============
CLASS C SHARES:
Net Assets ........................................................         $11,324
Shares Outstanding (unlimited authorized, $.01 par value)  ........             891
  NET ASSET VALUE PER SHARE .......................................          $12.71
                                                                     ==============
CLASS D SHARES:
Net Assets ........................................................         $10,304
Shares Outstanding (unlimited authorized, $.01 par value)  ........             810
  NET ASSET VALUE PER SHARE .......................................          $12.72
                                                                     ==============

                      SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW EMERGING MARKETS OPPORTUNITIES TRUST
FINANCIAL STATEMENTS, continued

STATEMENT OF OPERATIONS
For the year ended January 31, 1998*

NET INVESTMENT INCOME:
INCOME
Dividends (net of $351,342 foreign withholding tax) ...............  $  6,064,827
Interest ..........................................................     1,223,818
                                                                    --------------
  TOTAL INCOME ....................................................     7,288,645
                                                                    --------------
EXPENSES
Plan of distribution fee (Class A shares) .........................         8,696
Management fee ....................................................     2,367,943
Investment advisory fee ...........................................     1,578,629
Custodian fees ....................................................       675,478
Transfer agent fees and expenses ..................................       192,185
Shareholder reports and notices ...................................       120,344
Foreign exchange provisional tax ..................................       110,578
Professional fees .................................................        92,196
Registration fees .................................................        56,977
Trustees' fees and expenses .......................................        33,193
Organizational expenses ...........................................        10,038
Other .............................................................        26,216
                                                                    --------------
  TOTAL EXPENSES ..................................................     5,272,473
                                                                    --------------
  NET INVESTMENT INCOME ...........................................     2,016,172
                                                                    --------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on:
  Investments .....................................................    14,318,931
  Foreign exchange transactions ...................................       100,124
                                                                    --------------
  NET GAIN ........................................................    14,419,055
                                                                    --------------
Net change in unrealized appreciation/depreciation on:
  Investments .....................................................   (56,562,495)
  Translation of forward foreign currency contracts, other assets
   and liabilities denominated in foreign currencies ..............      (367,009)
                                                                    --------------
  NET DEPRECIATION ................................................   (56,929,504)
                                                                    --------------
  NET LOSS ........................................................   (42,510,449)
                                                                    --------------
NET DECREASE ......................................................  $(40,494,277)
                                                                    ==============

------------

*     Class B, Class C and Class D shares were issued January 26, 1998.

                      SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW EMERGING MARKETS OPPORTUNITIES TRUST
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS

                                                           FOR THE YEAR      FOR THE YEAR
                                                              ENDED             ENDED
                                                        JANUARY 31, 1998*  JANUARY 31, 1997
------------------------------------------------------  ----------------- ----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income .................................   $   2,016,172      $    331,538
Net realized gain (loss) ..............................      14,419,055        (1,662,158)
Net change in unrealized appreciation/depreciation  ...     (56,929,504)       35,901,840
                                                        ----------------- ----------------
  NET INCREASE (DECREASE) .............................     (40,494,277)       34,571,220
Dividends to shareholders from net investment income -
 Class A shares                                              (3,126,315)         (963,188)
Net decrease from transactions in shares of beneficial
 interest..............................................     (92,378,521)       (1,472,887)
                                                        ----------------- ----------------
  NET INCREASE (DECREASE) .............................    (135,999,113)       32,135,145
NET ASSETS:
Beginning of period ...................................     305,307,534       273,172,389
                                                        ----------------- ----------------
  END OF PERIOD
  (Including undistributed net investment income of
  $477,392 and dividends in excess of net investment
  income of $810,770, respectively) ...................   $ 169,308,421      $305,307,534
                                                        ================= ================

------------

*     Class B, Class C and Class D shares were issued January 26, 1998.

                      SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW EMERGING MARKETS OPPORTUNITIES TRUST
NOTES TO FINANCIAL STATEMENTS January 31, 1998

1. ORGANIZATION AND ACCOUNTING POLICIES

TCW/DW Emerging Markets Opportunities Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund's investment objective is to seek capital appreciation through investment in equity securities of emerging market countries. The Fund was organized as a Massachusetts business trust on December 22, 1993 and commenced operations as a closed-end management investment company on March 30, 1994. On July 22, 1997, the shareholders of the Fund voted to convert the Fund to an open-end investment company. The conversion took effect on January 26, 1998 and the Fund commenced offering four classes of shares with the then current shares designated as Class A shares.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase, some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation;
(3) when market quotations are not readily available, including circumstances under which it is determined by TCW Funds Management, Inc. ("TCW") or Morgan Stanley Asset Management Inc. ("MSAM"), an affiliate of Dean Witter Services Company Inc. (the "Manager"), (collectively, the "Co-Advisers") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which

TCW/DW EMERGING MARKETS OPPORTUNITIES TRUST
NOTES TO FINANCIAL STATEMENTS January 31, 1998, continued

are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (4) certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluation by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and
(5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income is accrued daily.

C. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. FOREIGN CURRENCY TRANSLATION -- The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

TCW/DW EMERGING MARKETS OPPORTUNITIES TRUST
NOTES TO FINANCIAL STATEMENTS January 31, 1998, continued

E. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund may enter into forward foreign currency contracts as a hedge against fluctuations in foreign exchange rates. Forward contracts are valued daily at the appropriate exchange rates. The resultant exchange gains and losses are included in the Statement of Operations as unrealized gain/loss on foreign exchange transactions. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

F. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

H. ORGANIZATIONAL EXPENSES -- Dean Witter InterCapital Inc., an affiliate of Dean Witter Services Company Inc., paid the organizational expenses of the Fund in the amount of approximately $50,000 which have been reimbursed for the full amount thereof. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from the commencement of operations.

2. MANAGEMENT AGREEMENT

Pursuant to a Management Agreement, the Fund pays the Manager a management fee, calculated daily and payable monthly, by applying the annual rate of 0.75% to the Fund's daily net assets.

Under the terms of the Management Agreement, the Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and

TCW/DW EMERGING MARKETS OPPORTUNITIES TRUST
NOTES TO FINANCIAL STATEMENTS January 31, 1998, continued

certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Manager. The Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. INVESTMENT ADVISORY AGREEMENT

Pursuant to a Co-Investment Advisory Agreement with the Co-Advisers, the Fund pays the Co-Advisers collectively an advisory fee, calculated daily and payable monthly, by applying the annual rate of 0.50% to the Fund's daily net assets.

TCW has in turn entered into further sub-advisory agreements (the
"Sub-Advisory Agreements") with two of its affiliates, TCW Asia Limited, a Hong-Kong corporation, and TCW London International, Limited, a California corporation (the "Sub-Advisers"), pursuant to which the Sub-Advisers assist TCW in providing services under its Co-Advisory Agreement.

Under the terms of the Co-Investment Advisory Agreement, the Fund has retained the Co-Advisers to invest the Fund's assets, including placing orders for the purchase and sale of portfolio securities. The Co-Advisers obtain and evaluate such information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective. In addition, the Co-Advisers pay the salaries of all personnel, including officers of the Fund, who are employees of the Co-Advisers.

The Co-Advisory Agreements and each Sub-Advisory Agreement was approved by the Trustees on November 6, 1997 and by shareholders of the Fund on January 12, 1998 and took effect on January 26, 1998.
Prior to January 26, 1998, TCW was the sole Investment Adviser of the Fund and received compensation at the same rate as the Co-Advisers receive collectively.

4. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Manager. On January 26, 1998, the Fund adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -up to 0.25% of the average daily net assets of Class A; (ii) Class B -1.0% of the average daily net assets of Class B; and (iii) Class C -up to 1.0% of the average daily net assets of Class C. In the case of Class A shares, amounts paid under the Plan are paid to the Distributor for services provided. In the case of Class B and Class C shares, amounts paid under the Plan are paid to the Distributor for services provided and the expenses borne by it and others in the distribution of the shares of these Classes, including the payment of commissions for sales

TCW/DW EMERGING MARKETS OPPORTUNITIES TRUST
NOTES TO FINANCIAL STATEMENTS January 31, 1998, continued

of these Classes and incentive compensation to, and expenses of, the account executives of Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Manager and Distributor, and others who engage in or support distribution of the shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of these shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan, in the case of Class B shares, to compensate DWR and other selected broker-dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that there were no such excess amounts at January 31, 1998.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to account executives may be reimbursed in the subsequent calendar year. For the period ended January 31, 1998, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 1.0%, respectively.

5. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended January 31, 1998 aggregated $239,366,969 and $356,817,161, respectively.

For the period May 31, 1997 through January 31, 1998, the Fund incurred brokerage commissions with Morgan Stanley & Co., Inc., an affiliate of the Manager since May 31, 1997, in the amount of $61,638.

Dean Witter Trust FSB, an affiliate of the Manager, is the Fund's transfer agent. At January 31, 1998, the Fund had transfer agent fees and expenses payable of approximately $8,000.

TCW/DW EMERGING MARKETS OPPORTUNITIES TRUST
NOTES TO FINANCIAL STATEMENTS January 31, 1998, continued

6. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                  FOR THE YEAR                  FOR THE YEAR
                                                                     ENDED                         ENDED
                                                                JANUARY 31, 1998              JANUARY 31, 1997
                                                         -----------------------------  ---------------------------
                                                             SHARES         AMOUNT         SHARES         AMOUNT
                                                         ------------- ---------------  ------------ --------------
CLASS A SHARES
Redeemed                                                   (7,451,203)   $(92,433,846)       --             --
Treasury shares purchased and retired (weighted average
 discount 18.33%)*                                             --             --          (136,500)    $(1,472,887)
                                                         ------------- ---------------  ------------ --------------
Net decrease -Class A                                      (7,451,203)    (92,433,846)    (136,500)     (1,472,887)
                                                         ------------- ---------------  ------------ --------------
CLASS B SHARES**
Sold                                                            2,766          34,325        --             --
                                                         ------------- ---------------  ------------ --------------
CLASS C SHARES**
Sold                                                              891          11,000        --             --
                                                         ------------- ---------------  ------------ --------------
CLASS D SHARES**
Sold                                                              810          10,000        --             --
                                                         ------------- ---------------  ------------ --------------
Net decrease in Fund                                       (7,446,736)   $(92,378,521)    (136,500)    $(1,472,887)
                                                         ============= ===============  ============ ==============

------------
*      The Trustees have voted to retire the shares purchased.
**     For the period January 26, 1998 (issue date) through January 31, 1998.

7. FEDERAL INCOME TAX STATUS

During the year ended January 31, 1998, the Fund utilized approximately $19,003,000 of its net capital loss carryover. At January 31, 1998, the Fund had a net capital loss carryover of approximately $29,379,000 of which $21,279,000 will be available through January 31, 2004 and $8,100,000 will be available through January 31, 2005 to offset future capital gains to the extent provided by regulations.

Capital and foreign currency losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital and foreign currency losses of approximately $7,934,000 and $378,000, respectively, during fiscal 1998.

As of January 31, 1998, the Fund had temporary book/tax differences primarily attributable to post-October losses, capital loss deferrals on wash sales, income from the mark-to-market of passive foreign investment companies ("PFICs") and mark-to-market of open forward foreign currency exchange contracts. The Fund had permanent book/tax differences primarily attributable to foreign currency gains

TCW/DW EMERGING MARKETS OPPORTUNITIES TRUST
NOTES TO FINANCIAL STATEMENTS January 31, 1998, continued

and tax adjustments on PFICs sold by the Fund. To reflect reclassifications arising from the permanent differences, paid-in-capital was charged $19,223, accumulated net realized loss was charged $2,379,082 and accumulated undistributed net investment income was credited $2,398,305.

8. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Fund may enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At January 31, 1998, the Fund had outstanding forward contracts to facilitate settlements of foreign currency denominated portfolio transactions.

At January 31, 1998, the Fund's cash balance consisted principally of interest bearing deposits with
Chase Manhattan N.A., the Fund's custodian.

TCW/DW EMERGING MARKETS OPPORTUNITIES TRUST
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                            FOR THE YEAR ENDED JANUARY 31,         FOR THE PERIOD
                                                    --------------------------------------------   MARCH 30, 1994*
                                                                                                      THROUGH
                                                         1998**++        1997           1996      JANUARY 31, 1995
------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...............     $ 14.70         $13.07         $11.18          $ 14.02
                                                    -------------- --------------  -------------- ----------------
Net investment income..............................        0.10           0.02           0.04             0.11
Net realized and unrealized gain (loss)............       (1.94)          1.65           1.73            (2.89)
                                                    -------------- --------------  -------------- ----------------
Total from investment operations...................       (1.84)          1.67           1.77            (2.78)
                                                    -------------- --------------  -------------- ----------------
Offering costs charged against capital.............        --             --             --              (0.02)
                                                    -------------- --------------  -------------- ----------------
Less dividends and distributions from:
 Net investment income.............................       (0.15)         (0.05)         (0.02)           (0.09)
 Net realized gain.................................        --             --             --              (0.01)
                                                    -------------- --------------  -------------- ----------------
Total dividends and distributions..................       (0.15)         (0.05)         (0.02)           (0.10)
                                                    -------------- --------------  -------------- ----------------
Anti-dilutive effect of acquiring treasury shares          --             0.01           0.14             0.06
                                                    -------------- --------------  -------------- ----------------
Net asset value, end of period.....................     $ 12.71         $14.70         $13.07          $ 11.18
                                                    ============== ==============  ============== ================
TOTAL INVESTMENT RETURN+ ..........................      (12.43)%        13.03%         17.04%          (19.47)%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses...........................................        1.67%          1.72%          1.69%            1.73%(2)
Net investment income..............................         .64%          0.12%          0.28%            0.94%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands............    $169,252       $305,308       $273,172         $254,358
Portfolio turnover rate ...........................          85%            66%            66%              61%(1)
Average commission rate paid.......................     $0.0009        $0.0012           --               --

------------
*      Commencement of operations.
** Prior to January 26, 1998, the Fund operated as a closed-end management investment company and was solely advised by TCW Funds Management. Shares of the Fund existing at the time of its conversion to an open-end management investment company have been designated as Class A shares.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)    Not annualized.
(2)    Annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW EMERGING MARKETS OPPORTUNITIES TRUST
FINANCIAL HIGHLIGHTS, continued

                                            FOR THE PERIOD
                                          JANUARY 26, 1998*
                                               THROUGH
                                             JANUARY 31,
                                                1998++
-----------------------------------------------------------
CLASS B SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period  ...        $12.34
Net realized and unrealized gain  .......          0.37
                                                 ------
Net asset value, end of period ..........        $12.71
                                                 ======
TOTAL INVESTMENT RETURN+ ................          3.08 %(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ................................          3.18 %(2)
Net investment loss .....................         (2.77)%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands             $35
Portfolio turnover rate .................            85 %
Average commission rate paid ............      $0.0009
CLASS C SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period  ...        $12.34
Net realized and unrealized gain  .......          0.37
                                                 ------
Net asset value, end of period ..........        $12.71
                                                 ======
TOTAL INVESTMENT RETURN+ ................          3.08 % (1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ................................          3.07 %(2)
Net investment loss .....................         (2.85)%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands             $11
Portfolio turnover rate .................            85 %
Average commission rate paid ............       $0.0009

------------
*      The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)    Not annualized.
(2)    Annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW EMERGING MARKETS OPPORTUNITIES TRUST
FINANCIAL HIGHLIGHTS, continued

                                            FOR THE PERIOD
                                          JANUARY 26, 1998*
                                               THROUGH
                                             JANUARY 31,
                                                1998++
-----------------------------------------------------------
CLASS D SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period  ...        $12.34
Net realized and unrealized gain  .......          0.38
                                                 ------
Net asset value, end of period ..........        $12.72
                                                 ======
TOTAL INVESTMENT RETURN+ ................          3.08 %(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ................................          2.07 % (2)
Net investment loss .....................         (1.60)%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands             $10
Portfolio turnover rate .................            85 %
Average commission rate paid ............       $0.0009

------------
*      The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Calculated based on the net asset value as of the last business day of the period.
(1)    Not annualized.
(2)    Annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW EMERGING MARKETS OPPORTUNITIES TRUST
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF TCW/DW EMERGING MARKETS OPPORTUNITIES TRUST

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TCW/DW Emerging Markets Opportunities Trust (the "Fund") at January 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 1998 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
March 18, 1998

TRUSTEES

John C. Argue
Richard M. DeMartini
Charles A. Fiumefreddo
John R. Haire
Dr. Manuel H. Johnson
Thomas E. Larkin, Jr.
Michael E. Nugent
John L. Schroeder
Marc I. Stern

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Thomas E. Larkin, Jr.
President

Barry Fink
Vice President, Secretary and General Counsel

Shaun C.K. Chan
Vice President

Michael P. Reilly
Vice President

Terrence F. Mahoney
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

MANAGER

Dean Witter Services Company Inc.

Co-Advisers
TCW Funds Management, Inc.
Morgan Stanley Asset Management Inc.

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.


EMERGING
MARKETS
OPPORTUNITIES
TRUST

[GRAPHIC: MOSAIC]

ANNUAL REPORT
JANUARY 31, 1998